UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2018

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

295 University Avenue, Westwood, Massachusetts 02090

(Address of Principal Executive Offices, Including Zip Code)

(781)  332-0700

(Registrant’s Telephone Number, Including Area Code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 20, 2018, Chase Corporation (the “Company”) hired and appointed Christian J. Talma as Chief Accounting Officer.  This is a newly created executive officer position at the Company.

Mr. Talma, age 45, was previously Vice President Operations Finance and Strategy for Haemonetics Corp. since 2016. Prior to which, Mr. Talma was employed at Siemens A.G., since 2002, most recently as Head of North America Service Sales Finance.

In connection with his appointment and the start of fiscal 2019, Mr. Talma will receive an annual salary of $250,000 and will be eligible to participate in Chase Corporation’s annual executive cash bonus program, with a target bonus of 30% of his salary, and its long term incentive equity program, with a targeted value of 30% of his salary (comprising performance shares representing a targeted 15% of his salary, as adjusted based on company performance and vesting two years after the end of the performance period, a restricted stock award representing 7.5% of his salary that vests three years from the grant date and stock options representing 7.5% of his salary that  vest in three equal annual allotments beginning August 31, 2019). In connection with his hiring, Mr. Talma will receive a one-time time-vesting stock grant with a grant date value of $75,000 vesting in August 2019.  He will also receive other benefits, including health insurance, participation in the Company’s retirement savings plans, life insurance and a monthly car allowance, on terms generally consistent with the benefits made available to the Company’s executive officers in the past.

Mr. Talma has no family relationships or transactions with related persons that would be required to be disclosed under applicable SEC regulations.

Mr. Talma’s offer letter and severance agreement are attached to this Current Report as Exhibits 10.1 and 10.2, respectively.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Offer letter dated August 1, 2018 by and between Chase Corporation and Christian J. Talma.
10.2	Severance Agreement between the Company and Christian J. Talma dated August 17, 2018.

INDEX OF EXHIBITS

Exhibit No.

10.1	Offer letter dated August 1, 2018 by and between Chase Corporation and Christian J. Talma.
10.2	Severance Agreement between the Company and Christian J. Talma dated August 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: August 24, 2018	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer